SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    Form 8-K

                 Current Report Pursuant to Section 13 OR 15(d)
                     Of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported) November 17, 2000
                                                         -----------------

                          LATIN AMERICAN CASINOS, INC.
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             (Exact name of registrant as specified in its charter)


            DELAWARE               33-43423             65-0159115
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         (State or other         (Commission         (I.R.S. Employer
         jurisdiction of          File Number)      Identification No.)
           formation)


                  2000 N.E. 164TH STREET, NORTH MIAMI, FL       33162
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               (Address of principal executive offices)       (Zip Code)



        Registrant's telephone number, including area code (305) 945-9300
                                                           ---------------------


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          (Former name or former address, if changed since last report)

Item 5.  Other Events

         On November 17, 2000 Michael Iscove advised the Registrant that due to previous contractual arrangements he is unable to serve as the Registrant's CFO. At the same time Geraldine Lyons was elected as Interim CFO of the Registrant until the end of December 2000.


Signatures:

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned duly authorized.

                                             Latin American Casinos, Inc.
                                             (Registrant)

      12/7/00                                /s/ JEFFREY FELDER
--------------------                         -----------------------------
Date                                             Jeffrey Felder, President

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